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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 29, 2007

                                   BIW LIMITED
             (Exact name of registrant as specified in its charter)

        CONNECTICUT                      1-31374                  04-3617838
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  230 BEAVER STREET, ANSONIA, CONNECTICUT 06401
          (Address of principal executive offices, including zip code)

                                 (203) 735-1888
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

THE MERGER AGREEMENT

On June 29, 2007, BIW Ltd., a Connecticut corporation (the "Company"), South
Central Connecticut Regional Water Authority, a corporation constituting a public instrumentality and a political subdivision of the State of Connecticut
("Parent") and RWA 21, Ltd., a Connecticut corporation and a wholly owned subsidiary of Parent ("Merger Subsidiary"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger
Subsidiary will merge with and into the Company (the "Merger"), with the Company continuing as the surviving corporation.

At the effective time and as a result of the Merger, (i) the Company will become a wholly owned subsidiary of Parent and (ii) each share of Company common stock that is outstanding at the effective time of the Merger will be converted into the right to receive $23.75 in cash (the "Merger Consideration"). Each outstanding option to purchase the Company's common stock (regardless of whether such option is then vested or exercisable) will convert into the right to receive a cash amount equal to the Merger Consideration less the exercise price for such option.

The Company has made customary representations, warranties and covenants in the
Merger Agreement, including, among other things, covenants (i) to conduct its business in the ordinary course in substantially the same manner as conducted prior to the execution of the Merger Agreement, (ii) not to engage in certain kinds of transactions during such period, (iii) to cause a stockholder meeting to be held to consider approval of the Merger Agreement and the Merger, (iv)
subject to certain exceptions, for its board of directors to recommend approval and adoption by its stockholders of the Merger Agreement and the Merger, (v) not to solicit proposals relating to alternative business combination transactions and (vi) subject to certain exceptions, not to enter into discussions or negotiations concerning alternative business combination transactions.

As more fully set forth in the Merger Agreement, the Company has also agreed that, simultaneously with the consummation of the Merger, the Company will transfer to third parties certain assets of the Company that Parent is not lawfully permitted to acquire (the "Excluded Assets").

Consummation of the Merger is subject to customary conditions, including, among other things, (i) approval by the Company's stockholders, (ii) regulatory approvals, (iii) absence of any law or order prohibiting the closing, (iv) the absence of any material adverse effect with respect to the Company's business,
(v) approval by the Representative Policy Board of Parent, (vi) completion by
Parent of financing sufficient to complete the transaction and (vii) the transfer of the Excluded Assets simultaneously with the consummation of the
Merger.

The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement, under certain specified circumstances, the Company must pay a termination fee of $1,000,000 to Parent. In certain other circumstances the Merger Agreement provides for the Parent to pay the Company a termination fee of $1,500,000.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the
Merger Agreement, which is filed as

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Exhibit 2.1 hereto, and is incorporated by reference herein. On June 29, 2007, the Company issued a press release announcing that it had entered into the
Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this
Form 8-K and is incorporated herein by reference in its entirety.

ASSET PURCHASE AGREEMENT

On June 29, 2007, in connection with the Merger Agreement, the Company, Eastern
Connecticut Regional Water Company, Inc., a Connecticut corporation and indirect, wholly-owned subsidiary of the Company (the "Seller") and The
Connecticut Water Company, a Connecticut corporation (the "Buyer") entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") pursuant to which the Buyer has agreed, subject to the terms and conditions thereof, to purchase certain assets and to assume certain liabilities of Seller including assets that
Parent is not lawfully permitted to acquire in connection with the Merger. The purchase price for such assets is $3,490,000 to be paid in cash to the Seller at closing. Pursuant to the terms of the Asset Purchase Agreement, during the period of 24 months following the closing under the Asset Purchase Agreement, the Seller will be obligated to make monthly payments to Buyer representing the parties' estimated operational losses for such period. The Company and the
Seller have made customary representations, warranties and covenants in the
Asset Purchase Agreement. Among other customary conditions, the closing of the sale of assets pursuant to the Asset Purchase Agreement is conditioned upon the simultaneous consummation of the Merger pursuant to the Merger Agreement.

The foregoing description of the Asset Purchase Agreement and transactions pursuant thereto does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which is filed as Exhibit
2.2 hereto, and is incorporated by reference herein.

IMPORTANT MERGER INFORMATION

IN CONNECTION WITH THE PROPOSED MERGER, THE COMPANY WILL FILE A PROXY STATEMENT
WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, OR SEC. Investors are advised to read the proxy statement when it becomes available because it will contain important information about the Merger and the Company. INVESTORS MAY OBTAIN A
FREE COPY OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY
THE COMPANY WITH THE SEC AT THE SEC'S WEB SITE AT www.sec.gov. FREE COPIES OF
THE COMPANY'S FILINGS MAY BE OBTAINED BY DIRECTING A WRITTEN REQUEST TO BIW
LIMITED, 230 BEAVER STREET, ANSONIA, CONNECTICUT 06401, ATTENTION: JOHN TOMAC,
PRESIDENT.

PARTICIPANTS IN THE SOLICITATION

THE COMPANY AND ITS DIRECTORS, EXECUTIVE OFFICERS AND OTHER MEMBERS OF ITS
MANAGEMENT MAY BE DEEMED TO BE SOLICITING PROXIES FROM THE COMPANY'S
STOCKHOLDERS IN FAVOR OF THE MERGER. INVESTORS AND STOCKHOLDERS MAY OBTAIN MORE
DETAILED INFORMATION REGARDING THE DIRECT AND INDIRECT INTERESTS OF THE
COMPANY'S EXECUTIVE OFFICERS AND DIRECTORS IN THE MERGER BY READING THE
PRELIMINARY AND DEFINITIVE PROXY STATEMENTS REGARDING THE MERGER, WHICH WILL BE
FILED WITH THE SEC. THESE DOCUMENTS WILL BE AVAILABLE FREE OF CHARGE ONCE
AVAILABLE AT THE SEC'S WEB SITE AT www.sec.gov OR BY DIRECTING A REQUEST TO THE
COMPANY AS DESCRIBED ABOVE.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT NO.                             DESCRIPTION
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    2.1       Agreement and Plan of Merger, dated June 29, 2007 among BIW Ltd.,
              South Central Connecticut Regional Water Authority and
              RWA 21, Ltd.

    2.2       Asset Purchase Agreement, dated June 29, 2007 among BIW Ltd.,
              Eastern Connecticut Regional Water Company, Inc. and The
              Connecticut Water Company.

    99.1      BIW Limited Press Release issued June 29, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BIW LIMITED

Date: June 29, 2007                     By: /s/ John S. Tomac
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                                        John S. Tomac
                                        President

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